Exhibit 10.6

EXECUTION VERSION

JARDEN CORPORATION

555 THEODORE FREMD AVENUE

SUITE B-302

RYE, NEW YORK 10580

August 8, 2007

SunTrust Robinson Humphrey, Inc.

26th Floor, MC3950

303 Peachtree Street

Atlanta, Georgia 30308

Ladies and Gentlemen:

Reference is made to the Amended and Restated Loan Agreement dated as of August 8, 2007 (the “Loan Agreement”) by and among JARDEN RECEIVABLES, LLC, as the “Borrower,” JARDEN CORPORATION (“Jarden”), as the initial “Servicer,” THREE PILLARS FUNDING LLC, as the “Lender,” and SUNTRUST ROBINSON HUMPHREY, INC., as the “Administrator”, the Amended and Restated Receivables Contribution and Sale Agreement, dated as of August 8, 2007 (the “Receivables Contribution and Sale Agreement”), among Borrower and certain other parties thereto, and the Performance Undertaking, dated as of August 24, 2006 (the “Undertaking”), executed by Jarden as the “Performance Guarantor”. Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Loan Agreement, the Receivables Contribution and Sale Agreement referenced therein, or the Undertaking, as applicable.

By its signature below, the Jarden hereby acknowledges that Jarden’s obligations under the Undertaking remain in full force and effect notwithstanding the addition of the Restatement Date Originators under the Receivable Contribution and Sale Agreement, and that the Undertaking applies to the Guaranteed Obligations of the Restatement Date Originators with the same force and effect as it applied to the existing Originators.

[Signature Page Follows]

Very truly yours,

JARDEN CORPORATION, as Performance Guarantor

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Senior Vice President

[Signature Page to Performance Undertaking Reaffirmation Letter]